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                                                       Exhibit 10(g)

                              LEASE AMENDMENT II

     THIS LEASE AMENDMENT (the "Amendment") is made as of the 1st day of December, 1992 by and between Smallwood Village Associates ("Landlord") and Interstate General Company L.P. ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a lease for certain commercial space in Smallwood Village Shopping Center, St. Charles, Maryland dated December 1, 1987 (the "Lease"); and

     WHEREAS, Lease was amended by Lease Amendment dated February 1, 1989, and

     WHEREAS, Landlord and Tenant wish to amend the Lease to exercise option to renew.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Landlord agrees to exercise option to renew for five (5) years beginning December 1, 1992 and terminating November 30, 1997.

     2. Except as specifically modified by this Amendment, the terms and provisions of the Lease will continue in full force and effect.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment, or caused this Amendment to be executed by their duly authorized representatives:

ATTEST:                                 By:  /s/ Charles E. Stuart
                                           --------------------------------
/s/ Joanne Bakin                           Smallwood Village Associates
-----------------------------              Interstate Business Corporation
                                           General Partner

/s/ Joanne Bakin                        By:  /s/ Paul Resnik, V.P.
-----------------------------              --------------------------------
                                           TENANT--Interstate General
                                                   Company L.P.
State of Maryland
              SS:
County of Charles

     Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date Charles Stuart. Personally well known (or satisfactorily proven) to me to be the Senior Vice President of Interstate Business Corporation a Delaware corporation, who, being by me first duly sworn, did acknowledge that he/she, as the duly authorized officer of said Corporation, executed the foregoing and annexed instrument, in the name and on behalf of the Corporation, as its free act and deed for the uses and purpose contained herein.

     WITNESS my hand and official seal this 1st day of December, 1992.

/s/ Linda Susan Bland                   My Commission Expires  8/22/93
-----------------------------                                ------------
Notary Public